UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
December 6, 2011

All State Properties Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-12895	59-2300204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1138 N. Germantown Pkwy, Suite 101-319
Cordova, TN 38016
 (Address of Principal Executive Offices) (Zip Code)

(901) 302-9160
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe,"

"estimate," "plan," "intend" and "expect" and similar expressions as they relate to All State Properties Holdings, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unexpected changes in market conditions, volatility in the commodities markets, and the ability to successfully reach agreement on acquisition terms. Except as required by the Federal Securities laws, the Company does not undertake any obligation to release publicly, any revisions to any forward-looking statements.

Item 8.01. Other Events.

On December 6, 2011, the Company issued a press release entitled “All State Properties Holdings, Inc. (Pink Sheets: ATPT) Announces Stock Dividend for Common Stock Shareholders”  A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Registrant, dated December 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL STATE PROPERTIES HOLDINGS, INC.

Date: December 9, 2011	By:	/s/ E. Robert Gates
E. Robert Gates
Chief Executive Officer

All State Properties Holdings, Inc. (Pink Sheets: ATPT) Announces Stock Dividend for Common Stock Shareholders

Memphis, TN., December 6, 2011-- All State Properties Holdings, Inc. (Pink Sheets: ATPT) announced today that shareholders of record on December 31, 2011 will receive a Restricted Stock Dividend equivalent to two percent (2%) of their recorded shareholdings. The payable date will be January 10, 2012. The shares will be restricted for a period of one year and eligible for free trading on that anniversary date.

“We want to thank our shareholders for their continued loyalty and support,” stated All State Properties Holdings newly appointed CEO, Dr. Gates. “This decision gives greater value to our current shareholders, will attract new investors to the company, and at the same time minimize stock shorting by market makers.”

All State Properties Holdings confirmed that it is implementing a quarterly dividend program, this being the first of its planned quarterly dividends. Specific dates and instructions for additional quarterly Common Stock Dividends will be released as available.

About All State Properties Holdings, Inc.

All State Properties Holdings, Inc. is engaged in the procurement, development and production of natural resource properties and assets.

Forward-looking Statement

One of our most important responsibilities is to communicate with shareholders in an open and direct manner. Comments are based on current management expectations, and are considered "forward-looking statements," generally preceded by words such as "plans," "expects," "believes," "anticipates," or "intends." We cannot promise future returns. Our statements reflect our best judgment at the time they are issued, and we disclaim any obligation to update or alter forward-looking statements as the result of new information or future events. All State Properties Holdings, Inc. urges investors to review the risks and uncertainties contained within its filings with the Securities and Exchange Commission.

CONTACT:

All State Properties Holdings, Inc.

Dr. E. Robert Gates, 901-302-9160

Dr.robertgates@gmail.com